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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 15, 2006

                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-23377              13-3699013
-------------------------------       -------------      -----------------------
(State  or  other  jurisdiction        (Commission           (IRS  Employer
      of  incorporation)              File  Number)      Identification  Number)


       One Rockefeller Plaza, Suite 400 New York, New York     10020-2002
       ---------------------------------------------------     ----------
              (Address of Principal Executive Offices)         (Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
                    240.14d-  2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
SECTION  8  -  OTHER  EVENTS

ITEM  8.01  OTHER  EVENTS

     On May 15, 2006, the Company issued a press release related to an action commenced in the Court of Chancery of the State of Delaware (Hungerford v. Intervest Bancshares Corp, et. al.). After the mailing of the registrant's proxy statement for its annual meeting of stockholders to be held May 25, 2006, the action was filed, individually and as a class action on behalf of Class A Common stockholders. The action challenges a proposed amendment and extension of warrants held by the registrant's Chairman, one of the items on the agenda for the annual meeting. Although the registrant denies any wrongdoing or liability, it determined that it is in the best interest of the registrant and its stockholders to reach a prompt and amicable resolution of the matter prior to the annual meeting. Accordingly, it entered into a Memorandum of Understanding with the plaintiff in the action, all as more particularly described in the press release, a copy of which is filed as an exhibit to this Report. The settlement is subject to the approval by the Court of Chancery.

ITEM  9  -  FINANCIAL  STATEMENTS  AND  EXHIBITS

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (d)   Exhibits

           Exhibit  99.1  -  Press  Release  dated  May  15,  2006


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         INTERVEST BANCSHARES CORPORATION


Date:  May 15, 2006                      By:  /s/ Jerome Dansker
                                              --------------------------
                                              JEROME DANSKER,
                                              CHAIRMAN AND CHIEF EXECUTIVE
                                              OFFICER
                                              (Principal Executive Officer)


Date:  May 15, 2006                      By:  /s/ Lowell S. Dansker
                                              --------------------------
                                              LOWELL S. DANSKER,
                                              VICE CHAIRMAN, PRESIDENT AND
                                              TREASURER
                                              (Principal Financial Officer)